Vanguard Core Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Supplement to the Statement of Additional Information Dated
January 26, 2018

Effective March 23, 2018, JPMorgan Chase Bank, 383 Madison Avenue, New
York, NY 10179, serves as the custodian for Vanguard Core Bond Fund,
Vanguard Institutional Intermediate-Term Bond Fund, and Vanguard Institutional
Short-Term Bond Fund (the “Funds”). The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

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